Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Statement of Assets and Liabilities                            7
         Portfolio of Investments in Securities                         8
         Notes to Portfolio of Investments in Securities               10
         Statement of Operations                                       11
         Statement of Changes in Net Assets                            12
         Notes to Financial Statements                                 13
================================================================================


Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Science & Technology Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.




Message from the President

"We are now ready
to move to another  plateau."

[PHOTOGRAPH OF MICHAEL J.C. ROTH, CFA, PRESIDENT AND VICE CHAIRMAN OF THE BOARD]

Back in 1980 we began to craft a family of mutual funds that would allow an investor to create a diversified portfolio suited to an individual's appetite for risk. In 1984 we started a brokerage service because we thought some members might want that. The two have grown beyond our dreams. Our fund family now offers 35 investment choices and our Brokerage Service has become a very significant presence in its industry. We are now ready to move to another plateau.

As I write this message, the USAA Investment Management Company is in the process of ending our long and mutually rewarding relationship with BHC Securities, and taking on all of the responsibilities of running our Brokerage Service. The term for this is "self-clearing." It includes our own seat on the Chicago Stock Exchange. Shortly after we achieve self-clearing, we shall also move our mutual fund accounts off of an internal system and onto the facilities of DST Systems, a Kansas City company that processes very much of the mutual fund industry's transactions. These two moves will greatly improve our ability to offer you better service.

Our goal is to give you a single investment account which can hold, track and report to you on almost any type of investment you wish to make. It will offer features such as low-cost loans based upon your investments,(1) easy movement of funds,(2) and a single statement. It will also be tied to other USAA services such as banking, fixed and variable annuities and property and casualty and life insurance. We will make this the only investment account you will need. You'll be hearing more on this in coming months.


Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (IMCO), including charges and expenses, please call for a prospectus. Read it carefully before you invest.

USAA Brokerage Services is a discount brokerage service of USAA IMCO, a member of the NASD.

(1) Margin borrowing allows you to buy securities using funds that we will loan you for payment. It can serve as a low-interest loan which can be used for any purpose. Not all securities can be margined, however. Margin borrowing involves additional risks.
(2)  Investment trading of funds may be subject to value fluctuations.



Investment Review

SCIENCE & TECHNOLOGY FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Primarily common stocks.


                                                          1/31/98
  -------------------------------------------------------------------
  Net Assets                                           $69.1 Million
  Net Asset Value Per Share                                9.45


  AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/98
  -------------------------------------------------------------------
  Since inception on August 1, 1997                       -5.50%*

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


-----------------------------------
CUMULATIVE PERFORMANCE  COMPARISON
-----------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund to the S&P 500 Index and the Lipper Science & Technology Funds Average from 8/1/97 through 1/31/98. The data points from the graph are as follows:

                  USAA Science &        S&P 500        Lipper Science &
                  Technology Fund       Index          Technology Funds Average

8/1/97            10,000                10,000                 10,000
9/97              9,800                  9,956                 10,561
10/97             9,200                  9,624                  9,562
11/97             9,240                 10,069                  9,454
12/97             9,070                 10,243                  9,124
1/98              9,450                 10,355                  9,339



The graph compares a $10,000 hypothetical investment in the USAA Science & Technology Fund to the S&P 500 Index and the Lipper Science & Technology Funds Average, an average performance level of all science & technology funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.



                            MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER, CURT ROHRMAN, CFA IS HERE]

STRATEGY
Nearly all aspects of our lives today are impacted in some way by scientific and technological change. Sometimes it's obvious - personal computers are common in the workplace and cellular phones are as handy on grocery store trips as business trips. Sometimes it isn't obvious - advances in biotechnology make the corn-on-the-cob we eat less expensive while the mortgage rates we pay are reduced by software designed to accurately score credit risks.

Most Science & Technology  funds emphasize  traditional  computer  technology in their investments. Your USAA Science & Technology Fund acknowledges the pervasiveness of technological change. Investments include companies engaged in such diverse areas as speech recognition, digital color printing, drug development, minimally invasive surgical procedures, and traditional computer technology.

We look for companies that possess, or are developing, leadership positions in the market within which they compete. These companies must offer revenue and earnings growth prospects above market rates of growth. We believe an increasingly global economy favors large companies with complete product lines over smaller, point-product companies. We prefer to own relatively few stocks, currently less than 50, while monitoring very closely each company's near-term earnings outlook and long-term strategic positioning.

FUND PERFORMANCE
Frankly, the launch of the USAA Science & Technology Fund could not have been timed much worse. The Fund started August 1, 1997, unknowingly four days before the S&P 500 Index(1) culminated a 29% high from its April 14, 1997, low. A rather volatile S&P 500 managed to inch only 2.7% higher over the past six months. Technology stocks fared much worse. As represented by the Morgan Stanley High-Technology 35 Index,(2) these stocks declined 8% since August 1, 1997. In this difficult environment, our broad-based technology approach has served us well. The Fund's total return declined 5.5% since inception, underperforming the broad market, but holding up materially better than technology stocks as a whole.



(1) The S&P 500 Index is an unmanaged index representing the performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.

(2) The Morgan Stanley High-Technology 35 Index is the first listed broad-market technology barometer dedicated exclusively to the electronics-based technology industry with components selected from nine technology subsectors.

     Past performance  is  no  guarantee  of  future  results.   Yields  and
     returns  fluctuate.



OUTLOOK
Our outlook for science and technology stocks is bullish over the near term. First, turmoil in overseas economies is causing many Asian companies to cut back on capacity expansion. Many of these companies were responsible for the excess supply and pricing pressures that exist today in semiconductor and other technology markets. Second, a stronger dollar allows U.S. companies to acquire distribution and production assets overseas at significant discounts, setting the stage for potentially profitable market share gains longer term. Third, a record number of new drugs and medical devices will be introduced in 1998, the benefit of expedited approvals from the Federal Drug Administration and significant research and development spending. Yet, pharmaceutical company pipelines remain full on account of increasingly efficient drug discovery techniques.

The long-term outlook is exciting as well. Companies in the U.S. as a whole remain the most competitive in the world, with technology companies being stellar examples. Our country's knowledge capital in software, hardware, voice and data networking, drug discovery, and medical device development is simply unmatched. The gap is widening as evidenced by continual gains in worldwide market share. "Miniaturization" and "digitization" are unstoppable trends driving demand for electronics.

Healthcare needs, pharmaceutical use in particular, will clearly expand as baby boomers age in the United States and worldwide standards of living improve. Minimally invasive techniques will increase patient populations by making previously cost-prohibitive surgical procedures economical and vastly improving the odds in surgeries previously considered life-threatening.





             Top 10 Equity Holdings
               (% of Net Assets)


  Cisco Systems                        3.8
  Applied Graphics Technologies        3.7
  SmithKline Beecham plc ADR           3.2
  Pfizer                               3.1
  Analog Devices                       3.0
  Medtronic                            3.0
  Arbor Drugs                          2.9
  Dell Computer                        2.9
  Intel                                2.7
  Guidant                              2.6



                Top 10 Industries
                (% of Net Assets)


  Electronics - Semiconductors           14.0
  Drugs                                  10.3
  Computer Software & Service             9.5
  Medical Products & Supplies             8.0
  Computer- Networking                    7.4
  Services - Data Processing              6.3
  Computer - Hardware                     5.4
  Healthcare - Diversified                4.7
  Banks - Major Regional                  4.3
  Communication Equipment                 4.1


See page 8 for a complete listing of the Portfolio of Investments in Securities.



SCIENCE & TECHNOLOGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)
January 31, 1998
(Unaudited)

ASSETS
   Investments in securities, at market value (identified cost of $69,755)       $70,473
   Cash                                                                              101
   Receivables:
      Capital shares sold                                                            263
      Dividends                                                                       14
      Securities sold                                                              1,939
                                                                                 -------
         Total assets                                                             72,790
                                                                                 -------

LIABILITIES
   Securities purchased                                                            3,478
   Capital shares redeemed                                                            75
   USAA Investment Management Company                                                 40
   USAA Transfer Agency Company                                                       20
   Accounts payable and accrued expenses                                              37
                                                                                 -------
         Total liabilities                                                         3,650
                                                                                 -------
            Net assets applicable to capital shares outstanding                  $69,140
                                                                                 =======

REPRESENTED BY:
   Paid-in capital                                                               $71,232
   Accumulated net investment loss                                                  (155)
   Accumulated net realized loss on investments                                   (2,655)
   Net unrealized appreciation of investments                                        718
                                                                                 -------
            Net assets applicable to capital shares outstanding                  $69,140
                                                                                 =======
   Capital shares outstanding                                                      7,313
                                                                                 =======
   Net asset value, redemption price, and offering price per share               $  9.45
                                                                                 =======

See accompanying notes to financial statements.





SCIENCE & TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES


January 31, 1998
(Unaudited)


                                 Market
 Number                           Value
of Shares       Security          (000)
---------       --------          -----

         COMMON STOCKS (97.8%)

         Biotechnology (0.9%)
 18,000  Pathogenesis Corp.     $  648
--------------------------------------

         Chemicals (1.9%)
 27,000  Monsanto Co.            1,281
--------------------------------------

         Communication
          Equipment (4.1%)
 19,000  Lucent Technologies,
          Inc.                   1,681
 64,000  Pairgain Technologies,
          Inc.*                  1,176
--------------------------------------
                                 2,857
--------------------------------------

         Computer - Hardware (5.4%)
 20,000  Dell Computer Corp.*     1,989
 29,000  Hewlett-Packard Co.      1,740
---------------------------------------
                                  3,729
---------------------------------------

         Computer - Networking (7.4%)
 56,000  Bay Networks, Inc.       1,522
 42,000  Cisco Systems, Inc.*     2,649
 50,000  Xylan Corp.*               925
---------------------------------------
                                  5,096
---------------------------------------

         Computer - Peripherals (1.0%)
 30,000  Seagate Technology,
           Inc.*                    696
---------------------------------------

         Computer Software
          & Service (9.5%)
 26,000  J.D. Edwards & Co.*        859
  5,000  Lernout & Hauspie Speech
          Products N.V.             294
 11,000  Microsoft Corp.*         1,641
 29,000  Networks Associates,
          Inc.*                   1,566
 22,000  Onsale, Inc.               552
 46,000  Sterling Commerce,
          Inc.*                   1,671
---------------------------------------
                                  6,583
---------------------------------------

         Drugs (10.3%)
 24,000  Eli Lilly & Co.          1,620
 10,000  Merck & Co., Inc.        1,173
 26,000  Pfizer, Inc.             2,130
 35,000  SmithKline Beecham
          plc ADR "A"             2,207
---------------------------------------
                                  7,130
---------------------------------------

         Electronics -
          Semiconductors (14.0%)
 44,000  Altera Corp.             1,507
 71,000  Analog Devices, Inc.*    2,095
 23,000  Intel Corp.              1,863
 24,000  Linear Technology
          Corp.                   1,590
 55,000  Taiwan Semiconductor
          Manufacturing Co.
          Ltd.                    1,306
 24,000  Texas Instruments,
          Inc.                    1,311
---------------------------------------
                                  9,672
---------------------------------------

         Equipment -
          Semiconductors (2.4%)
 44,000  Applied Materials,
          Inc.*                   1,444
 40,000  Tegal Corp.                180
---------------------------------------
                                  1,624
---------------------------------------

         Finance - Diversified (2.3%)
 35,000  Federal Home Loan
          Mortgage Corp.          1,557
---------------------------------------

         Healthcare -
          Diversified (4.7%)
 16,500  Bristol-Myers Squibb
          Co.                     1,645
 24,000  Johnson & Johnson,
          Inc.                    1,606
---------------------------------------
                                  3,251
---------------------------------------

         Healthcare - Specialized
          Services (3.3%)
 69,000  Medpartners, Inc.          686
 42,000  Quintiles Transnational
          Corp.                   1,598
---------------------------------------
                                  2,284
---------------------------------------

         Hospitals (2.2%)
 45,000  Tenet Healthcare
          Corp.*                  1,553
---------------------------------------

         Insurance - Multi-Line
          Companies (2.4%)
 15,000  American International
          Group, Inc.            1,655
--------------------------------------

         Major Regional Banks (4.3%)
 12,000  First Security Corp.      419
 12,000  First Tennessee National
          Corp.                    706
 24,000  First Union Corp.       1,153
  4,000  Fleet Financial Group,
          Inc.                     287
  7,000  Union Planters Corp.      430
--------------------------------------
                                 2,995
--------------------------------------

         Medical Products
          & Supplies (8.0%)
 32,000  Boston Scientific
          Corp.*                 1,624
 28,000  Guidant Corp.           1,799
 41,000  Medtronic, Inc.         2,094
--------------------------------------
                                 5,517
--------------------------------------

         Oil & Gas -
          Drilling/Equipment (1.7%)
 16,000  Schlumberger Ltd.       1,179
--------------------------------------

         Retail - Drug (2.9%)
 97,500  Arbor Drugs, Inc.       2,005
--------------------------------------

         Services - Data
          Processing (6.3%)
 48,000  Applied Graphics
          Technologies, Inc.*    2,568
 60,000  Sungard Data Systems,
          Inc.                   1,781
--------------------------------------
                                 4,349
--------------------------------------

         Telecommunications -
          Long Distance (2.8%)
 10,000  MCI Communications
          Corp.                    464
 42,000  Worldcom, Inc.*         1,504
--------------------------------------
                                 1,968
--------------------------------------

         Total common stocks
          (cost: $66,911)       67,629
--------------------------------------


Principal                      Market
 Amount                         Value
 (000)         Security         (000)
 -----         --------         -----

         SHORT-TERM (4.1%)

         Discount Note
$ 2,845  Federal Home Loan Mortgage
          Corp., 5.57%, 2/02/98
          (cost: $2,844)       $2,844
-------------------------------------

         Total investments
          (cost: $69,755)     $70,473
=====================================




SCIENCE & TECHNOLOGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES

January 31, 1998
(Unaudited)


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 6.8% of net assets at January 31, 1998.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
* Non-income producing.

See accompanying notes to financial statements.




SCIENCE & TECHNOLOGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1998*
(Unaudited)


Net investment loss:
   Income:
      Dividends                                                        $    87
      Interest                                                              87
                                                                       -------
         Total income                                                      174
                                                                       -------
   Expenses:
      Management fees                                                      170
      Transfer agent's fees                                                 79
      Custodian's fees                                                      19
      Postage                                                                6
      Shareholder reporting fees                                             2
      Directors' fees                                                        2
      Registration fees                                                     34
      Professional fees                                                     16
      Other                                                                  1
                                                                       -------
         Total expenses                                                    329
                                                                       -------
            Net investment loss                                           (155)
                                                                       -------
Net realized and unrealized gain (loss) on investments:
   Net realized loss                                                    (2,655)
   Change in net unrealized appreciation/depreciation                      718
                                                                       -------
            Net realized and unrealized loss                            (1,937)
                                                                       -------
Decrease in net assets resulting from operations                       $(2,092)
                                                                       =======

* Fund commenced operations August 1, 1997.

See accompanying notes to financial statements




SCIENCE & TECHNOLOGY FUND
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)
Six-month period ended January 31, 1998*
(Unaudited)


From operations:
   Net investment loss                                   $  (155)
   Net realized loss on investments                       (2,655)
   Change in net unrealized appreciation/depreciation
      of investments                                         718
                                                         -------
      Decrease in net assets resulting from operations    (2,092)
                                                         -------
From capital share transactions:
   Proceeds from shares sold                              76,340
   Cost of shares redeemed                                (5,108)
                                                         -------
      Increase in net assets from capital
        share transactions                                71,232
                                                         -------
Net increase in net assets                                69,140
Net assets:
   Beginning of period                                      -
                                                         -------
   End of period                                         $69,140
                                                         =======

Undistributed net investment loss included in net assets:
   End of period                                         $  (155)
                                                         =======
Change in shares outstanding:
   Shares sold                                             7,866
   Shares redeemed                                          (553)
                                                         -------
      Increase in shares outstanding                       7,313
                                                         =======
Authorized shares of $.01 par value                       25,000
                                                         =======

* Fund commenced operations August 1, 1997.

See accompanying notes to financial statements.



SCIENCE & TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1998
(Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the Science & Technology Fund (the Fund), which commenced operations on August 1, 1997. The Fund's investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing at least 80% of the Fund's assets in equity securities that are expected to benefit from the development and use of scientific and technological advances and improvements.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1998 were $87,313,240 and $17,747,071, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1998 was $4,363,287 and $3,645,580, respectively.

(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company . The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1998 was $1,640.

(6) TRANSACTIONS WITH AFFILIATES
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 1998, the Association and its affiliates owned 2,000,010 shares (27.4%) of the Fund.

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.


January 31, 1998
(Unaudited)

(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout the period is as follows:

                                                         Six-month
                                                       Period Ended
                                                        January 31,
                                                           1998*
                                                           ----
Net asset value at
   beginning of period                                   $ 10.00
Net investment loss                                         (.03)(a)
Net realized and
   unrealized loss                                          (.52)
                                                         -------
Net asset value at
   end of period                                         $  9.45
                                                         =======
Total return (%)                                           (5.50)
Net assets at
   end of period (000)                                   $69,140
Ratio of expenses to
   average net assets (%)                                   1.43(b)
Ratio of net investment
   loss to average net assets (%)                           (.67)(b)
Portfolio turnover (%)                                     41.72
Average commission
   rate paid per share+                                  $ .0497

  * Fund commenced operations August 1, 1997.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.



                    USAA Family of Funds Summary

     Fund                                              Minimum
   Type/Name                        Volatility        Investment*
   ---------                        ----------        ----------

 CAPITAL APPRECIATION
================================================================
 Aggressive Growth                Very high             $3,000
 Emerging Markets(1)              Very high             $3,000
 First Start Growth               Moderate to high      $3,000
 Gold(1)                          Very high             $3,000
 Growth                           Moderate to high      $3,000
 Growth & Income                  Moderate              $3,000
 International(1)                 Moderate to high      $3,000
 S&P 500 Index(2)                 Moderate              $3,000
 Science
  & Technology(5)                 Very high             $3,000
 World Growth(1)                  Moderate to high      $3,000

 ASSET ALLOCATION
================================================================
 Balanced Strategy(1)             Moderate              $3,000
 Cornerstone Strategy(1)          Moderate              $3,000
 Growth and Tax
  Strategy(3)                     Moderate              $3,000
 Growth Strategy(1)               Moderate to high      $3,000
 Income Strategy                  Low to moderate       $3,000

 INCOME - TAXABLE
================================================================
 GNMA                             Low to moderate       $3,000
 Income                           Moderate              $3,000
 Income Stock                     Moderate              $3,000
 Short-Term Bond                  Low                   $3,000

 INCOME - TAX EXEMPT
================================================================
 Long-Term(3)                     Moderate              $3,000
 Intermediate-Term(3)             Low to moderate       $3,000
 Short-Term(3)                    Low                   $3,000
 State Bond Income(3)**           Moderate              $3,000

 MONEY MARKET
================================================================
 Money Market(4)                  Very low              $3,000
 Tax Exempt
  Money Market(3),(4)             Very low              $3,000
 Treasury Money
  Market Trust(4)                 Very low              $3,000
 State Money Market(3),(4)**      Very low              $3,000



(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(5) This Fund may be more volatile than a fund that diversifies across many industries.
* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.
** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




                                   Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205

--------------------------------------------------------------------------------

                              Telephone Assistance
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                   For Additional Information On Mutual Funds
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                        Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                            Mutual Fund Touchline(Registered Trademark)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                    1-800-531-8777, (in San Antonio) 498-8777